                                                                   EXHIBIT 27(r)


                        Northstar Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


         WHEREAS, Northstar Life Insurance Company ("Northstar Life") has established a separate account to fund certain variable life insurance contracts; and

         WHEREAS, Northstar Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Northstar Life which has been established for the purpose of issuing group variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Northstar Life, do hereby appoint Dennis E. Prohofsky and Theodore J. Schmelzle, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Northstar Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering policies of the Variable Universal Life Account for sale by that entity and Northstar Life under the Securities Act of 1933; and b) registering the Variable Universal Life Account as a unit investment trust under the Investment Company Act of 1940.

         Signature               Title                       Date
         ---------               -----                       ----


/s/Robert E. Hunstad             Director, President and     February 13, 2003
-----------------------------    Chief Executive Officer
   Robert E. Hunstad


/s/Paul W. Anderson              Director                    February 13, 2003
-----------------------------
   Paul W. Anderson


/s/John F. Bruder                Director                    February 13, 2003
-----------------------------
   John F. Bruder


/s/Susan L. Ebertz               Director                    February 13, 2003
-----------------------------
   Susan L. Ebertz


                                 Director
-----------------------------
  John M. Gibbons, III

         Signature               Title                       Date
         ---------               -----                       ----


                                 Director
-----------------------------
   Kathleen A. Hagen


/s/James E. Johnson              Director                    February 13, 2003
-----------------------------
   James E. Johnson


                                 Director
-----------------------------
   James S. Matthews


/s/Dennis E. Prohofsky           Director                    February 13, 2003
-----------------------------
   Dennis E. Prohofsky


                                 Director
-----------------------------
   Joseph W. Sarbinowski


/s/Theodore J. Schmelzle         Director                    February 13, 2003
-----------------------------
   Theodore J. Schmelzle


/s/Robert L. Senkler             Director                    February 13, 2003
-----------------------------
   Robert L. Senkler


                                 Director
-----------------------------
   William L. Spearman